                                                                   Exhibit 10.15

                                                                           Lonza

                                 AMENDMENT NO. 2

                                       TO

              THE DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

                              DATED 08 JANUARY 2004

                                     BETWEEN

                               LONZA BIOLOGICS ***

                                       AND

                          TRUBION PHARMACEUTICALS INC.

Re:

Schedule 2 - Services

Updated Stages

     Stage 1 ***

     Stage 2 ***

     Stage 8 ***

Schedule 2 - Services

New Stages

    Add Stage 16   ***

    Add Stage 17   ***

    Add Stage 18   ***

Schedule 3 - Price and Payment

     Updated Price and Payment Terms for Updated Stages and New Stages

                                                                           Lonza

THIS AMENDMENT is made the 20 day July 2004

BETWEEN

1.   LONZA BIOLOGICS ***, the registered office of which is at *** ("LB") and

2. TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer").

WHEREAS

A. Customer and LB entered into a development and manufacturing services agreement dated 08 January 2004 ("the Agreement"), under which LB is required to perform Services relating to the Cell Line and the Product, as further described in the Agreement, and

B. Customer would like LB to perform additional services under the Agreement, and

C. LB is prepared to perform the additional services, and the parties wish to amend the Agreement accordingly and to make other revisions to the Agreement.

NOW THEREFORE it is agreed as follows:

     1. Amendments to Schedule 2, Stages 1, 2 and 8. Schedule 2 of the Agreement shall be amended to revise Stage 1 ***, Stage 2 *** and Stage 8 (Production of *** of cGMP Product at *** Scale), as follows:

          1.1 Stage 1 of Schedule 2 shall now read In its entirety as follows:

     STAGE 1 ***

     1.1  OBJECTIVES

     ***

     1.2  ACTIVITIES

     ***

     1.3  DELIVERABLES

               1.3.1 A report of activities for the shake flask and lab scale fermenter activities.

               1.3.2 A report of activities performed during virus testing of the ***.

     1.4  TIMESCALE

     This stage may start upon creation of the *** Cell Line and receipt of the *** Cell Line from the Customer. This stage shall be complete upon issue of the report for the virus testing activities.

     It is estimated that this stage shall be complete *** from commencement.

     1.2 Stage 2 of Schedule 2 shall now read In its entirety as follows:

STAGE 2 ***

     2.1  OBJECTIVES

     ***

     2.2  ACTIVITIES

     ***

     2.3  DELIVERABLES

               2.3.1 A report of activities carried out under this Stage 2 as detailed in activity 2.2.6.

               2.3.2 A one (1) page summary report to the customer for each ampoule revival during the *** (activity 2.2.5).

     2.4  TIMESCALE

     Stage 2 may commence as soon as the selected PSS is available from Stage 1 of the Services.

     Stage 2 shall be complete with the issue of the report (activity 2.3.1) and it is estimated that this report will be issued *** from the commencement of Stage 2.

     It is estimated that the *** will be established *** from the commencement of Stage 2.

     1.3 Stage 8 of Schedule 2 shall now read in its entirety as follows:

STAGE 8 ***

     8.1  OBJECTIVES

     ***

     8.2  ACTIVITIES

     ***

     8.3  DELIVERABLES

     ***

     8.4  TIMESCALE

     When the Customer and LB agree to the commencement of this Stage, this stage may commence as soon as the *** is available for use and the Process development activities and cGMP documents are complete.

     This stage shall be complete upon issue of the certificate of analysis for the Batch of Product.

     It is estimated that Product will be delivered *** from commencement of the Stage. If Customer requests in writing, the Product can be shipped in quarantine prior to release. It is estimated that this shipment could occur *** from commencement of the Stage.

     2. Amendments to Schedule 2, Stages 16, 17, and 18. Schedule 2 of the Agreement shall be amended to include the following additional stages, Stage 16 *** Testing for Adventitious Agents, Stage 17 (Cell Culture (***) Evaluation and Stage 18 (Cell Culture *** Evaluation):

          2.1 A new Stage 16 shall be added to Schedule 2 of the Agreement and shall read in its entirety as follows:

STAGE 16 ***

     16.1 OBJECTIVES

               16.1.1 To carry out additional testing on the *** as instructed by the Customer.

     16.2 ACTIVITIES

     ***

     16.3 DELIVERABLES

               16.3.1 Issue a copy of the Testing Laboratory reports including description of materials and methods to the Customer containing the results of the tests carried out in 16.2.1.

     16.4 TIMESCALE

     This Stage may commence as soon as the *** is available from Stage 2 and upon signature of this Amendment 2. This Stage shall be complete upon issue of the Testing Laboratory reports (activity 16.2.1) and it is estimated that these reports shall be issued *** from commencement of this Stage.

     2.2 A new Stage 17 shall be added to Schedule 2 of the Agreement and shall read in its entirety as follows:

STAGE 17 ***

     17.1 OBJECTIVES

     ***

     17.2 ACTIVITIES

     ***

     17.3 DELIVERABLES

               17.3.1 A report of activities carried out under this Stage 17 as detailed in activity 17.2.1,***.

     17.4 TIMESCALE

     Stage 17 may commence as soon as the *** is available from Stage 1 of the Services.

     Stage 17 shall be complete with the issue of the report of activities and it is estimated that this report will be issued *** from the commencement of Stage 17.

     2.3 A new Stage 18 shall be added to Schedule 2 of the Agreement and shall read in its entirety as follows:

STAGE 18 ***

     18.1 OBJECTIVES

          ***

     18.2 ACTIVITIES

          ***

          18.3 DELIVERABLES

               18.3.1 A report of activities carried out under this Stage 18.

     18.4 TIMESCALE

     Stage 18 may commence as soon as the *** is available from Stage 2 of the Services.

     Stage 18 shall be complete with the issue of the report of activities and it is estimated that this report will be issued *** from the commencement of Stage 18.

     3. Amendments to Schedule 3. Schedule 3 of the Agreement shall be amended to revise the price and terms of payment for Stages 1, 2 and 8, and to set forth the price and payment terms for the additional Stages contained in this Amendment No. 2, as follows:

                                   SCHEDULE 3

                           Price and Terms of Payment

1.   Price

     In consideration for LB carrying out the updated Services described in Stage 1, Stage 2 and Stage 8; and the new Services as described in Stage 16, Stage 17 and Stage 18, all as detailed in Schedule 2 as amended by this Amendment No. 2, the Customer shall pay LB as set forth below, and Schedule 3 of the Agreement shall be amended accordingly:

STAGE      PRICE   (***)
-----      -----   -----
Stage 1    ***     Price remains at ***
Stage 2    ***     Price remains at ***
Stage 8    ***     ***
Stage 16   ***     Testing Laboratory charges actually incurred by LB plus ***
                   administration charge, with total cost (charges plus mark-up)
                   estimated to be***.
Stage 17   ***     ***
Stage 18   ***     ***

2.   Payment

     Payment by the Customer of the Price for each Stage shall be made against LB's invoices as follows:

2.1  For Stage 1

     *** upon completion of Stage 1.

2.2  For Stage 2

     *** upon completion of Stage 2.

2.3  For Stage 8

     *** upon removal of an ampoule of *** out of freeze.

     *** upon issue of a Certificate of Analysis.

2.4  For Stage 16

     Testing Laboratory charges actually incurred by LB plus *** administration charge, with *** payable upon completion of Stage 16.

2.5  For Stage 17

     No charge to the Customer

2.6  For Stage 18

     No charge to the Customer

4. Amendment to Clause 3.3 of the Agreement. In the first line of Clause 3.3 of the Agreement, the words "The parties agree that the *** Batches of Product manufactured under Stage 8..." shall be replaced by "The parties agree that the Batch of Product manufactured under Stage 8...", and any subsequent references to 'Batches' in Clause 3.3 shall be changed to 'Batch'.

5. Approval to Use of ***. In accordance with Clause 3.8 of the Agreement, the Customer hereby gives its written approval to the use of *** as a Testing Laboratory.

6. Defined Terms. Any capitalized term used but not defined in this Amendment No. 2 shall have the meaning given in the Agreement.

7. Full Force and Effect. Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF the parties have caused this Amendment No 2 to be executed by their duly authorised representatives thereunto as of the day and year first above written.


Signed for and on behalf of
LONZA BIOLOGICS ***                     ***
                                        ----------------------------------------
                                        ***
                                        ----------------------------------------
                                        Title


Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC.           /s/ Peter A. Thompson
                                        ----------------------------------------
                                        President & CEO
                                        Title


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